UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☑ Preliminary Information Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

ARRAYIT CORP.
(Name of Registrant as Specified In Its Charter)

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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ARRAYIT CORP.
927 Thompson Place
Sunnyvale, CA 94085
(408) 744-1331

NOTICE OF ACTION TO BE TAKEN
BY WRITTEN CONSENT

December __, 2015

To the Stockholders of Arrayit Corp.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Arrayit Corp. (the “Company”). The Company, a Nevada corporation is a public company registered with the Securities and Exchange Commission.

On December 4, 2015, stockholders holding approximately 58% of the voting power of the then issued and outstanding $.001 par value common stock (the “Common Stock”) and the Company’s Series C Preferred Stock that votes with its common stock on a 350 to 1 basis (the “Series C Preferred”) consented in writing to amend the Company’s Articles of Incorporation (the “December 2015 Amendment”). This consent was sufficient to approve the December 2015 Amendment under Nevada law. The attached Information Statement describes the December 2015 Amendment which will increase the authorized shares of our $.001 capital stock from 960,000,000 shares to 2,500,000,000 shares of which 2,480,000,000 are designated as common stock and 20,000,000 shares are designated as preferred stock.

On September 21, 2015, stockholders holding approximately 57% of the voting power of our then issued and outstanding Common Stock  and our Series C Preferred consented in writing to amend the Company’s Articles of Incorporation (the “September 2015 Amendment”). This consent was sufficient to approve the September 2015 Amendment under Nevada law. On September 21, 2015, the Company filed a Form 8-K disclosing the action taken by the aforesaid stockholders but did not file an Information Statement with respect to the September 2015 Amendment and is including those actions whereby it increased its authorized shares of capital stock, at that time, from 480,000,000 shares to 960,000,000 shares of which 940,000,000 shares were designated as common stock and 20,000,000 shares were designated as preferred stock.

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement is being mailed on or about December __, 2015 to holders of record of our common stock as of the close of business on December 4, 2015 (the “Record Date”). The Company had 754,503,377 shares of Common Stock and 1,589,999 shares of Series C Preferred outstanding as of the Record Date.

The attached Information Statement is being circulated to provide you with notice that the corporate actions have been approved by the written consent of the holders of majority voting power of the Company’s outstanding capital stock. No further action by the Company’s stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action is expected to become effective twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERINAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No Action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  The Information Statement is being mailed on or about December 8, 2015 to all of the Company’s stockholders of record as of the close of business on December 4, 2015.

By Order of the Board of Directors of
Arrayit Corp.

/s/ Rene Schena
Rene Schena
Chief Executive Officer

ARRAYIT CORP.
927 Thompson Place
Sunnyvale, CA 94085
(408) 744-1331

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
 YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $.001 per share, of Arrayit Corp., a Nevada corporation (“we”, “us”,  “our” or the “Company”). The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, holding approximately 58% of the voting power of the Company’s outstanding capital stock (the “Consenting Stockholders”) as of the record date of December 4, 2015 (the “Record Date”) approved an amendment to the Company’s Articles of Incorporation to increase its authorized shares of $.001 capital stock from 960,000,000 shares to 2,500,000,000 shares of which 2,480,000,000 are designated as common stock and 20,000,000 shares are designated as preferred stock (the “Share Increase”).

The Board of Directors has approved and recommended to the stockholders for approval the amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) mentioned above.  The full text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

On December 4, 2015, the Consenting Stockholders consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law (the “December 2015 Amendment”).  On September 21 2015, stockholders holding approximately 57% of the voting power of our then outstanding capital stock  consented in writing to amend the Company’s Articles of Incorporation (the “September 2015 Amendment”). This consent was sufficient to approve the September 2015 Amendment under Nevada law. On September 21, 2015, the Company filed a Form 8-K disclosing the action taken by the aforesaid stockholders. However, the Company did not file an Information Statement with respect to the September 2015 Amendment and is therefore including information regarding the September 2015 Amendment herein to increase its authorized shares of $.001 par value capital stock from 480,000,000 shares to 960,000,000 shares of which 940,000,000 were designated as common stock and 20,000,000 shares were designated as preferred stock The Company is aware that its failure to file the Information Statement for the September 2015 Amendment could subject it to potential regulatory scrutiny. The full text of the September 2015 Amendment is attached to this Information Statement as Exhibit B.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its Common Stock. This Information Statement is expected to be sent out on or about December __, 2015 (the “Mailing Date”) to the stockholders of the Company as of the Record Date.

The Company expects to effect the Share Increase by filing the Amendment to the Articles of Incorporation with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights are afforded under the Nevada Revised Statues as a result of the adoption of the corporate actions.

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Effective December 4, 2015, the Company’s Board of Directors approved an amendment to the Company’s Articles of Incorporation to effect the Share Increase. Other than the Share Increase, the Amendment to the Articles of Incorporation does not amend the Company’s Articles of Incorporation as presently in effect and will not result in any change to the rights of the Company’s stockholders

A copy of the proposed Amendment to the Articles of Incorporation is attached as Exhibit A to this Information Statement. A copy of the September 2015 Amendment to the Articles of Incorporation is attached as Exhibit B to this Information Statement.

Reasons for the Share Increase

The purpose of the Share Increase in common stock is to increase the number of shares of our common stock available for issuance (i) to investors who agree to provide the Company with the funding it requires to continue its operations; (ii) to persons in connection with potential acquisition transactions; (iii) to reduce outstanding corporate debt; and (iv) in other transactions in which our Board of Directors may determine is in the best interest of the Company and our stockholders to issue common shares.  The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but will have a dilutive effect to our existing stockholders if additional shares are issued.

Authorized Share Increase and Amended Articles of Incorporation Approved by Written Consent in Lieu of Meeting

The corporate actions were approved by written consent resolutions executed by the holders of a majority of the outstanding capital stock entitled to vote on the Record Date in lieu of holding a meeting of the Company’s stockholders. On the Record Date, those stockholders held approximately 58% of the voting power of the Company’s capital stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The remaining stockholders of the Company will not be given an opportunity to vote with respect to the corporate actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the proposed actions to be taken by written consent.

The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 78.320 of the Nevada Revised Statutes which generally provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

Expected Effectiveness of the Share Increase and Amended Articles of Incorporation

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the corporate actions cannot become effective until twenty (20) days after the date that this Information Statement is sent to the Company’s stockholders.

To effect the Share Increase, the Company intends to file the Amendment to the Articles of Incorporation with the Nevada Secretary of State approximately 20 days after the date that this Information Statement is first sent to the Company’s Stockholders of record as of the Record Date. A copy of the Amended Articles of Incorporation to be filed is attached as Exhibit A to this Information Statement.

No Appraisal Rights

Under the Nevada Revised Statutes, the Company’s stockholders are not entitled to appraisal or discount rights with respect to the Share Increase or the adoption of the Amended Articles of Incorporation.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company fixed the close of business on December 4, 2015 as the record date for determining the stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”).  As of the Record Date, there were 754,503,377 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The shareholders of Company’s Series C Preferred Shares also votes with the shareholders of our common stock on the basis of 350 votes for outstanding share of Series C Preferred stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.  As of the Record Date, there were 46,888,500 shares of the Company’s common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Common Stock	Rene Schena, CEO, CFO, Chairman & Director	2,000,000 Common	20%
Series C Preferred		538,571 Series C Preferred

Common Stock	Mark Schena, President & Director	1,000,000,Common	19%
Series C Preferred		512,857 Series C Preferred

Common Stock	Todd Martinsky, Executive Vice President & Director	1,500,000,Common	19%
Series C Preferred		525,714 Series C Preferred

Common Stock	Paul K. Haje, Vice President of Marketing	0 Common
Series C Preferred		12,857 Series C Preferred

Common Stock	Directors and Executive Officers (as a group)	560,999,650 Common Share Equivalents	58%
Series C Preferred

(1) The address for each Beneficial Owner is c/o Arrayit Corp., 927 Thompson Place, Sunnyvale, CA 94085.

(2) The persons named in this table have sole voting and investment power with respect to all shares of common stock and Series C Preferred Stock shown as beneficially owned by them. Each share of Series C Preferred Stock has 350 votes.

(3) Based on 754,503,377 shares of common stock deemed outstanding as of December 4, 2015 and 1,589,999 shares of Series C Preferred stock deemed outstanding as of that date.

CHANGES IN CONTROL

The Company is not aware of any other arrangement that may result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Arrayit Corp., 927 Thompson Place, Sunnyvale, CA 94085.

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the corporate actions.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information filed by the Company from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.  All inquiries regarding the Company should be addressed to the principal executive offices of the Company at 927 Thompson Place, Sunnyvale, CA 94085 Tel: 1-408-744-1331.

BY ORDER OF THE BOARD OF DIRECTORS OF ARRAYIT CORP.

Date: December 4, 2015	By:	/s/ Rene Schena
Rene Schena
Chief Executive Officer

EXHIBIT A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Arrayit Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

The first full sentence of ARTICLE V CAPITAL STOCK has been amended to read as follows:

A. Number and Designation. The Total number of shares of all classes that this Corporation shall have authority to issue shall be 2,500,000,000, of which 2,480,000,000 shall be shares of common stock, par value $0.001 per share ("Common Stock") and 20,000,000 shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 556,499,650 (58%)

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

EXHIBIT B

From: 4087441711 Page: 1/3 Received by: NV Secretary of State Date: 9/17/2015 10:01:35 AM

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20150412288-23
	Filing Date and Time 09/17/2015 10:00 AM
	Entity Number E0079572008-2

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Arrayit Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

The first full sentence of ARTICLE V CAPITAL STOCK has been amended to read as follows:

A. Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 980,000,000, of which 960,000,000 shall be shares of common stock, par value $0.001 per share ("Common Stock"), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 561,100,050 (56.76%) voted for

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Rene' Schena

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15